                                                                    Exhibit 10.1
                                                                    ------------


     ***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[***]") OR OTHERWISE INDICATED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                     AMENDMENT TO THE REVISED AND RESTATED
                    --------------------------------------
                 FIBER OPTIC FACILITIES AND SERVICES AGREEMENT
                 ---------------------------------------------

     This Amendment (the "Amendment") made effective as of August 1, 2000, between SOUTHERN TELECOM, INC. ("Southern Telecom") on behalf of itself and as agent for ALABAMA POWER COMPANY, GEORGIA POWER COMPANY, GULF POWER COMPANY, MISSISSIPPI POWER COMPANY, SAVANNAH ELECTRIC AND POWER COMPANY, SOUTHERN ELECTRIC GENERATING COMPANY and SOUTHERN COMPANY SERVICES, INC., and INTERSTATE FIBERNET, INC. ("IFN") amends the Revised and Restated Fiber Optic Facilities and Services Agreement made as of June 9, 1995, as amended, between SOUTHERN DEVELOPMENT AND INVESTMENT GROUP (now Southern Company Energy Solutions, Inc.) on behalf of itself and as agent for ALABAMA POWER COMPANY, GEORGIA POWER COMPANY, GULF POWER COMPANY, MISSISSIPPI POWER COMPANY, SAVANNAH ELECTRIC AND POWER COMPANY, SOUTHERN ELECTRIC GENERATING COMPANY and SOUTHERN COMPANY SERVICES, INC. (collectively referred to as the "SES") and MPX Systems, Inc. (the "Agreement").

                                  BACKGROUND

     Southern Telecom is the successor in interest to all of Southern Company Energy Solutions, Inc.'s rights and obligations under the Agreement and IFN is the successor in interest to all of MPX Systems, Inc.'s rights and obligations under the Agreement.

     The Parties now agree that Southern Telecom will forego its rights of first refusal and first offer under the Agreement to purchase the Subject Assets (as defined in the Agreement) and forego its right under the Agreement to receive a net income share from IFN. In exchange, IFN will pay Southern Telecom the annual fees as further described herein, and upon the occurrence of an Event (as defined in this Amendment), IFN will pay Southern Telecom the one-time fees further described herein. In addition, the Agreement will not require Southern Telecom to construct new facilities or upgrade existing facilities after the date of this Amendment.

     Accordingly, the Parties agree as follows:

                                   AGREEMENT

1.   Removal of the Rights of First Refusal and First Offer.  The Agreement is
     ------------------------------------------------------
hereby amended by deleting Subsections 32.2(a) through 32.2(f) and replacing them with the following:

     32.2(a) Prohibition of Assignment. IFN may assign this Agreement, in whole or in part, or transfer, sell or convey all or any portion of the Cable, Equipment, or MPX Fibers installed on any Route Segment, whether by operation of law or otherwise, or permanently and irrevocably transfer the right to use any MPX Fibers installed on any right-of-way of Mississippi Power, only with the prior written consent of Southern Telecom, which consent shall not be unreasonably withheld or delayed. Any other purported assignment of this Agreement or transfer, sale or


                    ***CONFIDENTIAL TREATMENT REQUESTED***
conveyance of such assets will be void ab initio. For purposes of this paragraph, a consolidation, reorganization, merger or change of control (as defined below) of or involving IFN, ITC/\DeltaCom, Inc. ("ITC/\DeltaCom") or any affiliates of IFN or ITC/\DeltaCom will not be deemed an assignment by operation of law or otherwise or a transfer, sale or conveyance of the Cable, Equipment or MPX Fibers, or right to use any MPX Fibers, within the meaning of this paragraph, requiring the prior written consent of Southern Telecom, provided that the creditworthiness of any such successor in interest to this Agreement, after giving effect to such consolidation, reorganization, merger or change of control, is substantially equal or superior to that of the predecessor in interest under this Agreement immediately prior to such consolidation, reorganization, merger or change of control.

     32.2(b) Consideration for Agreement to Forego Rights of First Refusal and First Offer. Southern Telecom hereby agrees to forego its rights of first refusal and first offer under the Agreement to purchase the Subject Assets. In consideration for such agreement, IFN will pay to Southern Telecom [****] annual payments of $[****] each; provided, however, that upon the occurrence of an Event, as hereafter defined, IFN's obligation to make any unaccrued annual payments, except IFN's obligation to make the annual payment, or portion thereof as provided below, for the annual period in which the Event occurs, shall automatically terminate. IFN will make the first such annual payment by August 1, 2001, and will make subsequent annual payments on August 1 of each succeeding year. If an Event occurs, then the payment for the annual period in which the Event occurs will be prorated for that annual period and will be due within thirty (30) days after the occurrence of such Event. For the purposes of this paragraph and paragraph 7.2 below, the "annual period" is the period from August 1 of each year (beginning August 1, 2000) to July 31 of the subsequent year. In addition, within ninety (90) days after the occurrence of an Event during the Term of this Agreement, IFN will pay to Southern Telecom a "one time" amount as determined below:

          Date of the Event                            Payment Amount
          -----------------                            --------------

          8/1/2000 to 7/31/2001                        $[*****]
          8/1/2001 to 7/31/2002                        $[*****]
          8/1/2002 to 7/31/2003                        $[*****]
          8/1/2003 to 7/31/2004                        $[*****]
          8/1/2004 to 7/31/2005                        $[*****]
          Anytime after 8/1/2005                       $[*****]

     32.2(c) Definitions. For the purposes of this Agreement, an "Event" is (i) any assignment of this Agreement or of substantially all of the rights and obligations of the assigning party under this Agreement, other than such an assignment to ITC/\DeltaCom, a subsidiary of ITC/\DeltaCom or a subsidiary of IFN, or (ii) any change of control of an Affiliated Company, other than by consolidation, reorganization or merger with IFN, ITC/\DeltaCom or a subsidiary or affiliate of IFN or ITC/\DeltaCom. For purposes of this Section 32.2, an "Affiliated Company" means (i) IFN so long as IFN is party to this Agreement,
(ii) ITC/\DeltaCom and (iii) effective as of the date on which this Agreement is assigned to any subsidiary or affiliate of IFN or ITC/\DeltaCom, such subsidiary or affiliate of IFN or ITC/\DeltaCom. For purposes of this Section 32.2,

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                    ***CONFIDENTIAL TREATMENT REQUESTED***

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"affiliate" of any person means any other person controlling, controlled by or under common control with such particular person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a person whether through the ownership of voting securities, contract or otherwise. For purposes of this Section 32.2, "change of control" of an Affiliated Company shall mean the date as of which:

     (i) there shall be consummated (1) any consolidation, reorganization or merger of such Affiliated Company, other than with IFN, ITC/\DeltaCom or a majority-owned subsidiary or an affiliate, existing as an affiliate prior to such consolidation, reorganization or merger, of IFN or ITC/\DeltaCom, in which such Affiliated Company is not the continuing or surviving corporation or pursuant to which shares of such Affiliated Company's common stock would be converted into cash, securities or other property, other than a consolidation, reorganization or merger of such Affiliated Company in which the holders of such Affiliated Company's common stock immediately prior to the consolidation, reorganization or merger have the same or greater proportionate ownership of common stock of the surviving corporation immediately after the consolidation, reorganization or merger, or (2) any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all, or substantially all, of the assets of such Affiliated Company, other than to IFN, ITC/\DeltaCom or a majority-owned subsidiary or an affiliate, existing as an affiliate prior to sale, lease, exchange or other transfer, of IFN or ITC/\DeltaCom;

     (ii) the stockholders of such Affiliated Company approve any plan for the liquidation or dissolution of such Affiliated Company, other than in connection with a consolidation, reorganization or merger by such Affiliated Company in which all or substantially all of the assets of such Affiliated Company shall be transferred to IFN, ITC/\DeltaCom or a subsidiary or affiliate of IFN or ITC/\DeltaCom;

     (iii) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than IFN, ITC/\DeltaCom, any majority-owned subsidiary or any affiliate, existing as an affiliate prior to the transaction resulting in the change of control, of IFN or ITC/\DeltaCom or any trustee or other fiduciary holding securities under an employee benefit plan of ITC/\DeltaCom, becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 and 13d-5 under the Exchange Act) directly or indirectly of 50% or more of the total voting power of the "voting stock" of such Affiliated Company (i.e., the capital stock of any class or kind ordinarily having the power to vote for the election of directors) on a fully diluted basis; or

     (iv) if such Affiliated Company is ITC/\DeltaCom or any other company that has a class of equity securities registered under Section 12 of the Exchange Act on the date such other company becomes an Affiliated Company (such date, the "measurement date"), the individuals who on the date hereof (in the case of ITC/\DeltaCom) or on the measurement date (in the case of such other company) constitute the entire board of directors of such Affiliated Company shall cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by such Affiliated Company's stockholders, of each new director was approved by a vote of at least two thirds of the directors then in office who were directors on the date hereof (in the case of ITC/\DeltaCom) or on the measurement date (in the case of such other company) or whose election or nomination for election was previously so approved.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

2.   Profit Sharing Payments. The Agreement is hereby amended by deleting
     -----------------------
Subsections 7.1 through 7.5(e) in their entirety and replacing them with the following:

     7.1 Profit Sharing Payments. In addition to all other payments payable to Southern Telecom by IFN as provided in this Agreement, regardless of the profitability of IFN, but subject to Section 7.2, IFN will pay to Southern Telecom [*****] annual payments of $[*****] each. Such annual obligation shall accrue monthly.

     7.2 Manner of Payment. IFN will make the first Profit Sharing Payment by August 1, 2001 and will make subsequent Profit Sharing Payments by August 1 of each succeeding annual period. Within ninety (90) days after the occurrence of any Event prior to July 31, 2015, IFN will make a one-time payment to Southern Telecom equal to [*****] and will thereafter have no further obligation to make Profit Sharing Payments. At any time prior to the occurrence of an Event, IFN may prepay to Southern Telecom the present value of all remaining Profit Sharing Payments (based upon a discount rate of nine percent) and will thereafter have no further obligation to make Profit Sharing Payments.

     7.3 Satisfaction of Profit Sharing Obligations. All obligations of IFN to make payments to Southern Telecom and/or its predecessors to this Agreement arising under the terms and conditions of Section 7 of this Agreement prior to this Amendment are hereby satisfied and discharged in full.

3.   Upgrades and New Construction.  Except with respect to those certain
     -----------------------------
projects currently in progress pursuant to the Agreement, specifically (1) replacement and upgrade of that certain OPGW optical fiber cable between [**********], and [*********], (2) installation of that certain OPGW optical fiber cable between [**********], and [*******], and (3) replacement and upgrade of that certain OPGW optical fiber cable between [*******], and [*********], and notwithstanding anything to the contrary in the Agreement, the Agreement will not obligate Southern Telecom to upgrade any existing, or construct or install any new, electric facilities, communications facilities or other cables, wires, equipment, buildings or any other facilities on or along the Route Segments after the date of this Amendment. The Parties acknowledge that they may negotiate new, arms-length agreements, at all times in good faith, with respect to such upgrades or new construction. Subject to this Section, either Party may add, modify, upgrade or redeploy its Equipment pursuant to Section 15.7 of the Agreement.

4.   Confidentiality.  The Agreement is hereby amended to add the following
     ---------------
paragraph to Section 27 of the Agreement:

     27.3 The Parties agree that the terms of this Agreement and any modifications hereto are confidential. The Parties agree that during the Term of this Agreement and for a period of two (2) years thereafter, they will not, without the prior written consent of the other Party, disclose any portion of the Agreement to a third party; provided, however, that either Party may, after providing advance notice to the other Party, but without obtaining the consent of such other Party, disclose the Agreement and the provisions thereof to any governmental or regulatory authority or other third party to the extent such Party determines that such disclosure is required by law, including federal

                    ***CONFIDENTIAL TREATMENT REQUESTED***
and state securities laws, and/or a governmental or regulatory authority, or to enforce its rights under this Agreement. Nothing contained in this paragraph shall be deemed to prohibit either Party from disclosing this Agreement, on a need to know basis, to its directors, officers, employees, agents or advisers (including, without limitation, attorneys, accountants, consultants, bankers, financial advisers and any representatives of such) after informing the foregoing persons that this Agreement is confidential and directing them to comply with this section or to prospective capital investors provided such investors enter into a written agreement to maintain the Agreement as confidential information as required between the Parties.

5.   Notices.  The Parties acknowledge the following changes in the names and
     -------
addresses of the person(s) to receive notice pursuant to the Agreement:

     To Southern Telecom:

          Southern Telecom, Inc.
          241 Ralph McGill Blvd. NE
          Bin 10198
          Atlanta, GA 30308-3374
          Attn: Vernita H. Hilliard
          Facsimile: (404)506-3263

     To IFN:

          Interstate FiberNet, Inc.
          1791 O.G. Skinner Drive
          West Point, GA  31833
          Attn: Douglas A. Shumate, Sr. Vice President and CFO
          Facsimile: (706) 385-8801

          With additional copies to (which shall not constitute notice):

          Interstate FiberNet, Inc.
          4092 South Memorial Parkway
          Huntsville, AL 35802
          Attn: Tom Mullis, Sr. Vice President and General Counsel
          Facsimile: (256) 382-3936

6.   Defined Terms.  Unless otherwise specified herein, all capitalized terms
     -------------
used in this Amendment will have the meaning set forth in the Agreement.

7.   Force and Effect.  Except as modified herein, all terms and conditions of
     ----------------
the Agreement will remain in full force and effect.

8.   Effective Date.  The terms and conditions of this Amendment shall become
     ---------------
effective as of the date set forth above.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

9.   Term.  The term of this Amendment shall coincide with the Term of the
     ----
Agreement.

10.  Governing Law.  The Amendment shall be construed and governed by the laws
     -------------
of Georgia, without giving effect to the choice of law principles thereof.

11.  Conflict.  If there are any conflicting terms or conditions between the
     --------
terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall control.

12.  Entire Agreement.  Any and all prior agreements made between the Parties,
     ----------------
whether written or oral, regarding the subject matter of this Amendment shall be superseded by this Amendment.

13.  Counterparts.  This Amendment may be executed in two or more counterparts,
     ------------
each of which shall be deemed an original.

SIGNED AND DELIVERED


SOUTHERN TELECOM, INC.                 INTERSTATE FIBERNET, INC.


By:  /s/ Robert G. Dawson              By:  /s/ Andrew M. Walker
   ------------------------               -----------------------
     Robert G. Dawson                       Andrew M. Walker
     Its President and CEO                  Its Vice Chairman, President and CEO

Date:  September 9, 2000.              Date:  September 9, 2000.

                    ***CONFIDENTIAL TREATMENT REQUESTED***